Exhibit (g)(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg SK

APPENDIX B

                                    SERIES

                    Riggs U.S. Treasury Money Market Fund
                                Class R Shares
                                Class Y Shares

                        Riggs Prime Money Market Fund
                                Class R Shares
                                Class Y Shares

                    Riggs U.S. Government Securities Fund
                                Class R Shares

                               Riggs Stock Fund
                                Class R Shares
                                Class B Shares

                        Riggs Small Company Stock Fund
                                Class R Shares

Class B Shares